UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2003

                                DANA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    VIRGINIA

                 (State or Other Jurisdiction of Incorporation)

          1-1063                                         34-4361040
 (Commission File Number)                   (IRS Employer Identification Number)

                      4500 DORR STREET, TOLEDO, OHIO, 43615
          (Address of Principal Executive Offices, Including Zip Code)

                                 (419) 535-4500
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Materials for August 5, 2003 presentation by Joseph M. Magliochetti and Robert C. Richter.

ITEM 9.  REGULATION FD DISCLOSURE.

         During an automotive industry conference on August 5, 2003, Dana Corporation's Chief Executive Officer, Joseph Magliochetti, and Chief Financial Officer, Robert Richter, intend to present the presentation materials furnished as Exhibit 99.1 to this Current Report.



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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Dana Corporation
                                           (Registrant)

Date:  August 5, 2003                      By:/s/ Michael L. DeBacker
                                              ----------------------------------
                                              Name:   Michael L. DeBacker
                                              Title:  Vice President, General
                                                      Counsel and Secretary


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

                                  EXHIBIT INDEX

99.1 Materials for August 5, 2003 presentation by Joseph M. Magliochetti and Robert C. Richter.




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